                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  June 25, 2003

                          NEW CENTURY MORTGAGE SECURITIES, INC .
            (as depositor, New Century Mortgage Corporation, as Master
             Servicer, Deutsche Bank National Trust Company as Trustee.)

                   NEW CENTURY HOME EQUITY LOAN TRUST SERIES 2003-1
              (Exact name of Registrant as specified in its Charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-72880-02                             33-0852169
          (Commission File Number)        (I.R.S. Employer Identification No.)

          189400 Von Karman Suite 1000
          Irvine, CALIFORNIA                             92612
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (949) 863-7243

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
 June 25, 2003.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  formerly known as Bankers Trust Company
                                  of California, N.A., not in its
                                  individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of January 1,2003.

          Date:  Jul 02, 2003               By:  /s/ David Co
                                            David Co
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of June 25, 2003.

	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	June 25, 2003 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				12
			8.	Prepayment Report				13
			9.	Prepayment Detail Report				16
			10.	Realized Loss Report				17
			11.	Realized Loss Detail Report				20
			12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				21
			13.	Additional Certificate Report				22

				Total Number of Pages				22

			CONTACTS

				Administrator: Barbara Rowe
				Direct Phone Number: (714)247-6412
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: https://www.corporatetrust.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		New Century Mortgage Securities, Inc.					Cut-Off Date: January 1, 2003
	Certificate Insurer(s):							Closing Date: January 24, 2003
								First Payment Date: February 25, 2003
	Servicer(s):		New Century Mortgage Corporation Master Servicer

								Distribution Date: June 25, 2003
	Underwriter(s):		Salomon Smith Barney Co-Lead Underwriter					Record Date: June 24, 2003
			Morgan Stanley & Co. Inc Co-Lead Underwriter					May 30, 2003

						Page 1 of 22					© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes
	REMIC II
	Certificate Payment Report for June 25, 2003 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A	FLT,STEP	394,884,000.00			386,737,471.21	563,884.72	6,659,109.15	7,222,993.87	-	-	380,078,362.06
M-1	MEZ,FLT	32,578,000.00			32,578,000.00	62,196.83	-	62,196.83	-	-	32,578,000.00
M-2	MEZ,FLT	27,148,000.00			27,148,000.00	73,699.28	-	73,699.28	-	-	27,148,000.00
M-3	MEZ,FLT	21,718,000.00			21,718,000.00	84,326.17	-	84,326.17	-	-	21,718,000.00
M-4	MEZ,FLT	7,405,000.00			7,405,000.00	28,751.97	-	28,751.97	-	-	7,405,000.00
CE	SUB	9,872,014.65			9,872,115.00	2,086,361.82	-	2,086,361.82	-	-	9,872,115.00
P	PO	100.00			100.00	122,441.41	-	122,441.41	-	-	100.00
R-II	R	-			-	-	-	-	-	-	-

Total		493,605,114.65			485,458,686.21	3,021,662.20	6,659,109.15	9,680,771.35	-	-	478,799,577.06

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A	05/27/03	06/24/03		A-Act/360	64352VCH2	394,884,000.00	979.369818	1.427976	16.863456	18.291432	962.506362
M-1	05/27/03	06/24/03		A-Act/360	64352VCJ8	32,578,000.00	1,000.000000	1.909167	-	1.909167	1,000.000000
M-2	05/27/03	06/24/03		A-Act/360	64352VCK5	27,148,000.00	1,000.000000	2.714722	-	2.714722	1,000.000000
M-3	05/27/03	06/24/03		A-Act/360	64352VCL3	21,718,000.00	1,000.000000	3.882778	-	3.882778	1,000.000000
M-4	05/27/03	06/24/03		A-Act/360	64352VCM1	7,405,000.00	1,000.000000	3.882778	-	3.882778	1,000.000000
CE	05/01/03	05/31/03		A-30/360	6435299K8	9,872,014.65	50,175.249812	211.341038	-	211.341038	49,500.705721
P				-	6435299L6	100.00	1,000.000000	1,224,414.100000	-	1,224,414.100000	1,000.000000
R-II				-	6435299M4	-	-	-	-	-	-

							Page 2 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes
	REMIC II
	Certificate Payment Report for June 25, 2003 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A	394,884,000.00		3,008,867.79		12,950,184.98	1,855,452.96	14,805,637.94	17,814,505.73	-	-	380,078,362.06
M-1	32,578,000.00		327,146.47		-	-	-	327,146.47	-	-	32,578,000.00
M-2	27,148,000.00		387,243.60		-	-	-	387,243.60	-	-	27,148,000.00
M-3	21,718,000.00		442,751.59		-	-	-	442,751.59	-	-	21,718,000.00
M-4	7,405,000.00		150,961.21		-	-	-	150,961.21	-	-	7,405,000.00
CE	9,872,014.65		10,342,585.13		-	-	-	10,342,585.13	-	100.35	9,872,115.00
P	100.00		192,085.82		-	-	-	192,085.82	-	-	100.00
R-II	-		-		-	-	-	-	-	-	-

Total	493,605,114.65		14,851,641.61		12,950,184.98	1,855,452.96	14,805,637.94	29,657,279.55	-	100.35	478,799,577.06

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A	1.81000%	386,737,471.21			563,884.72	-	-	-	563,884.72	563,884.72	-
M-1	2.37000%	32,578,000.00			62,196.83	-	-	-	62,196.83	62,196.83	-
M-2	3.37000%	27,148,000.00			73,699.28	-	-	-	73,699.28	73,699.28	-
M-3	4.82000%	21,718,000.00			84,326.17	-	-	-	84,326.17	84,326.17	-
M-4	4.82000%	7,405,000.00			28,751.97	-	-	-	28,751.97	28,751.97	-
CE	5.16064%	495,330,801.21			2,087,731.19	154.42	-	-	2,087,731.19	2,086,361.82	1,369.37
P		100.00			-	-	-	-	-	122,441.41	-
R-II		-			-	-	-	-	-	-	-

Total		970,917,372.42			2,900,590.16	154.42	-	-	2,900,590.16	3,021,662.20	1,369.37

							Page 3 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Collection Account Report for June 25, 2003 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							6,657,893.27
	Principal Other Accounts							0.00
	TOTAL NET PRINCIPAL							6,657,893.27

	Interest Collections							3,022,982.18
	Interest Withdrawals							0.00
	Interest Other Accounts							122,442.34
	Interest Fees							(122,546.44)
	TOTAL NET INTEREST							3,022,878.08

	TOTAL AVAILABLE FUNDS FOR DISTRIBUTION							9,680,771.35

PRINCIPAL - COLLECTIONS								TOTAL

	Scheduled Principal Received							369,131.25
	Curtailments							37,029.10
	Prepayments in Full							6,123,650.35
	Repurchses/Substitutions							0.00
	Liquidations							129,298.45
	Insurance Principal							0.00
	Other Additional Principal							0.00
	Loss Recoveries							(1,215.88)
	Substitution Shortfalls							0.00

	Loan Adjustments							0.00
	Advanced Principal							144,398.44

	TOTAL PRINCIPAL COLLECTED							6,657,893.27

				Page 4 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Collection Account Report for June 25, 2003 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS								TOTAL

	Scheduled Interest							3,104,349.10
	Repurchased Interest							0.00
	Liquidation Interest							942.80
	Insurance Interest							0.00
	Other Interest							0.00
	Net Prepayment Interest Shortfalls							(16,662.24)
	Delinquent Interest							(1,293,963.72)
	Realized Losses							0.00
	Compensating Interest							16,662.24
	Subsistution Shortfalls							0.00
	Civil Releif Act Shortfalls							(154.42)
	Loss Recoveries							0.00
	Loan Adjustments							0.00
	Interest Advanced							1,211,808.42

	TOTAL INTEREST COLLECTED							3,022,982.18

				Page 5 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Collection Account Report for June 25, 2003 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - OTHER ACCOUNTS								TOTAL

	Prepayment Charges							122,441.41
	Available Funds Cap Account Distributions							0.00
	Available Fund Cap Account Interest Earnings							0.93

	TOTAL INTEREST OTHER ACCOUNTS							122,442.34

INTEREST - FEES								TOTAL

	Current Servicing Fees							120,119.15
	Trustee Fee							2,427.29
	Extraordinary Trust Fund Expenses							0.00

	TOTAL INTEREST OTHER FEES							122,546.44

				Page 6 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Credit Enhancement Report for June 25, 2003 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL

	Original Available Funds Cap Reserve Account Balance							1,000.00

	Beginning Available Funds Cap Reserve Account Balance							1,000.00
	Deposits to the Available Funds Cap Reserve Account							0.00
	Available Funds Cap Account Interest Earnings							0.93
	Amounts Withdrawn to Pay Net WAC Carryover							0.00
	Interest Earnings Paid to Class CE							(0.93)
	Ending Available Funds Cap Reserve Account Balance							1,000.00

INSURANCE								TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES								TOTAL

	Overcollateralized Amount							9,872,115.00

	Overcollateralization Target Amount							9,872,115.00

	Overcollateralization Increase Amount							1,215.88

	Overcollateralization Reduction Amount							0.00

	Credit Enhancement Percentage							20.618463%

				Page 7 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Collateral Report for June 25, 2003 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							3366
	Prior							3,322
	Prefunding							-
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(37)
	Repurchases							-
	Liquidations							(1)
	Current							3,284

	Principal Balance:
	Original							493,605,114.65
	Prior							485,458,686.21
	Prefunding							-
	Scheduled Principal							(369,131.25)
	Partial and Full Voluntary Prepayments							(6,160,679.45)
	Repurchases							-
	Liquidations							(129,298.45)
	Current							478,799,577.06

PREFUNDING								TOTAL
SPACE INTENTIONALLY LEFT BLANK

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Collateral Report for June 25, 2003 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							7.679837%
	Weighted Average Coupon Prior							7.679539%
	Weighted Average Coupon Current							7.675937%
	Weighted Average Months to Maturity Original							356
	Weighted Average Months to Maturity Prior							353
	Weighted Average Months to Maturity Current							352
	Weighted Avg Remaining Amortization Term Original							355
	Weighted Avg Remaining Amortization Term Prior							352
	Weighted Avg Remaining Amortization Term Current							351
	Weighted Average Seasoning Original							1.34
	Weighted Average Seasoning Prior							4.34
	Weighted Average Seasoning Current							5.34

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Collateral Report for June 25, 2003 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							5.535%
	Weighted Average Margin Prior							5.535%
	Weighted Average Margin Current							5.535%
	Weighted Average Max Rate Original							13.627%
	Weighted Average Max Rate Prior							13.627%
	Weighted Average Max Rate Current							13.624%
	Weighted Average Min Rate Original							7.679%
	Weighted Average Min Rate Prior							7.680%
	Weighted Average Min Rate Current							7.677%
	Weighted Average Cap Up Original							1.296%
	Weighted Average Cap Up Prior							1.295%
	Weighted Average Cap Up Current							1.296%
	Weighted Average Cap Down Original							1.296%
	Weighted Average Cap Down Prior							1.295%
	Weighted Average Cap Down Current							1.296%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL

	Current Servicing Fees							120,119.15
	Delinquent Servicing Fees							82,155.30
	TOTAL SERVICING FEES							202,274.45

	Total Servicing Fees							202,274.45
	Delinquent Servicing Fees							(82,155.30)
	Compensating Interest							0.00
	COLLECTED SERVICING FEES							120,119.15

ADDITIONAL COLLATERAL INFORMATION								TOTAL

	Prepayment Interest Shortfall							0.00
	Compensating Interest							0.00
	NET PREPAYMENT INTERET SHORTFALLS							0.00

	Principal Advances							144,398.44
	Interest Advances							1,211,808.42
	TOTAL ADVANCES							1,356,206.86

				Page 10 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Delinquency Report for June 25, 2003 Distribution

	Delinquency Report - Total

				<1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
DELINQUENT		Balance			5,092,032.06	673,913.89	-	5,765,945.95
		% Balance			1.06%	0.14%	0.00%	1.20%
		# Loans			36	4	-	40
		% # Loans			1.10%	0.12%	0.00%	1.22%
FORECLOSURE		Balance		-	-	1,254,091.57	1,557,849.11	2,811,940.68
		% Balance		0.00%	0.00%	0.26%	0.33%	0.59%
		# Loans		-	-	8	10	18
		% # Loans		0.00%	0.00%	0.24%	0.30%	0.55%
BANKRUPTCY		Balance		1,284,769.46	-	-	-	1,284,769.46
		% Balance		0.27%	0.00%	0.00%	0.00%	0.27%
		# Loans		10	-	-	-	10
		% # Loans		0.30%	0.00%	0.00%	0.00%	0.30%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		1,284,769.46	5,092,032.06	1,928,005.46	1,557,849.11	9,862,656.09
		% Balance		0.27%	1.06%	0.40%	0.33%	2.06%
		# Loans		10	36	12	10	68
		% # Loans		0.30%	1.10%	0.37%	0.30%	2.07%
Note: <1 Payment = 0-29days, 1 Payment = 30-59days, 2 Payments = 60-89days, 3+ Payments = 90+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	REO Report for June 25, 2003 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = Group; REO Book Value = 000.00
Total Original Principal Balance = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Prepayment Report for June 25, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS								TOTAL

	Current
	Number of Paid in Full Loans							37
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							37

	Paid in Full Balance							6,123,650.35
	Repurchased Loans Balance							-
	Curtailments Amount							37,029.10
	Total Prepayment Amount							6,160,679.45

	Cumulative
	Number of Paid in Full Loans							75
	Number of Repurchased Loans							6
	Total Number of Loans Prepaid in Full							81

	Paid in Full Balance							11,832,193.36
	Repurchased Loans Balance							766,577.46
	Curtailments Amount							222,015.36
	Total Prepayment Amount							12,820,786.18

SPACE INTENTIONALLY LEFT BLANK

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 13 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Prepayment Report for June 25, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES								TOTAL

	SMM							1.27%
	3 Months Avg SMM							0.76%
	12 Months Avg SMM
	Avg SMM Since Cut-off							0.53%

	CPR							14.22%
	3 Months Avg CPR							8.70%
	12 Months Avg CPR
	Avg CPR Since Cut-off							6.14%

	PSA							1330.71%
	3 Months Avg PSA Approximation							1002.42%
	12 Months Avg PSA Approximation
	Avg PSA Since Cut-off Approximation							918.69%

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 14 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Prepayment Report for June 25, 2003 Distribution

	Prepayment Report - Voluntary Prepayments

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+.......+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 15 of 22				© COPYRIGHT 2003 Deutsche Bank

	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Prepayment Detail Report for June 25, 2003 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 37						Loan Group 1 = Group
Total Original Principal Balance = 6,188,310.00
Total Prepayment Amount = 6,123,650.35

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

692185 1			95,200.00	95,089.14	May-28-03	11.990%	NM - 70.00%	Paid Off - 360	Dec-09-02
716306 1			85,000.00	84,667.37	May-07-03	7.750%	IL - 72.03%	Paid Off - 360	Dec-05-02
720375 1			88,000.00	87,755.51	May-14-03	8.990%	AZ - 80.00%	Paid Off - 360	Dec-02-02
728683 1			288,000.00	287,294.63	May-28-03	8.500%	CA - 76.29%	Paid Off - 360	Dec-12-02
734915 1			200,000.00	199,026.12	May-07-03	6.250%	CA - 48.19%	Paid Off - 360	Dec-03-02
739243 1			66,500.00	65,764.39	May-20-03	7.990%	MI - 70.00%	Paid Off - 360	Dec-02-02
742260 1			119,000.00	118,806.15	May-15-03	11.500%	AL - 85.00%	Paid Off - 360	Nov-22-02
742585 1			176,000.00	175,268.73	May-30-03	6.990%	IL - 89.34%	Paid Off - 360	Nov-26-02
744690 1			131,750.00	131,458.85	May-06-03	9.000%	FL - 85.00%	Paid Off - 360	Dec-11-02
745084 1			212,500.00	211,879.72	May-19-03	8.750%	CA - 85.00%	Paid Off - 360	Dec-11-02
746574 1			234,400.00	233,825.90	May-15-03	8.500%	IL - 80.00%	Paid Off - 360	Dec-16-02
747330 1			217,000.00	216,611.14	May-09-03	10.000%	CT - 70.00%	Paid Off - 360	Dec-12-02
747375 1			130,000.00	129,582.50	May-22-03	7.150%	MI - 48.15%	Paid Off - 360	Dec-11-02
750267 1			372,000.00	325,993.04	May-28-03	7.650%	IL - 89.75%	Paid Off - 360	Dec-13-02
750780 1			250,720.00	249,680.36	May-12-03	7.000%	CA - 60.41%	Paid Off - 360	Dec-03-02
751159 1			102,375.00	102,060.46	May-15-03	8.500%	MI - 35.42%	Paid Off - 360	Dec-04-02
751367 1			212,250.00	211,673.43	May-30-03	7.990%	MA - 75.00%	Paid Off - 360	Dec-09-02
751947 1			107,500.00	107,152.47	May-27-03	8.250%	FL - 79.63%	Paid Off - 360	Dec-04-02
752444 1			235,000.00	234,023.62	May-07-03	6.990%	CA - 79.66%	Paid Off - 360	Dec-05-02
753799 1			156,000.00	155,748.73	May-19-03	10.500%	CA - 57.78%	Paid Off - 360	Dec-18-02
753859 1			211,250.00	210,372.28	May-27-03	6.990%	CA - 65.00%	Paid Off - 360	Dec-03-02
754058 1			218,000.00	217,518.30	May-13-03	9.000%	IL - 80.00%	Paid Off - 360	Dec-06-02
754350 1			123,500.00	123,058.26	May-06-03	7.750%	IL - 82.33%	Paid Off - 360	Dec-03-02
755377 1			194,750.00	194,272.04	May-20-03	8.490%	MI - 95.00%	Paid Off - 360	Dec-16-02
755604 1			66,500.00	66,209.70	May-27-03	6.750%	MI - 68.56%	Paid Off - 360	Dec-16-02
756355 1			229,500.00	228,702.90	May-14-03	6.750%	CA - 90.00%	Paid Off - 360	Dec-11-02
757760 1			115,200.00	114,878.10	May-23-03	7.850%	IL - 80.00%	Paid Off - 360	Dec-10-02
758904 1			55,885.00	54,973.87	May-15-03	6.750%	CA - 28.37%	Paid Off - 180	Nov-27-02
759188 1			113,500.00	113,302.15	May-09-03	10.130%	NV - 48.92%	Paid Off - 360	Dec-06-02
759454 1			205,840.00	205,369.86	May-29-03	8.840%	IL - 61.63%	Paid Off - 360	Dec-16-02
762051 1			110,000.00	109,670.37	May-15-03	7.500%	CA - 34.92%	Paid Off - 360	Dec-17-02
764217 1			47,190.00	47,030.02	May-15-03	6.875%	LA - 84.99%	Paid Off - 360	Dec-05-02
764264 1			247,500.00	246,758.35	May-28-03	7.500%	CA - 72.79%	Paid Off - 360	Dec-16-02
765078 1			282,500.00	281,694.68	May-21-03	7.750%	IL - 89.97%	Paid Off - 360	Dec-17-02
766110 1			156,000.00	155,576.23	May-29-03	7.990%	MI - 80.00%	Paid Off - 360	Dec-13-02
766815 1			132,000.00	131,562.51	May-01-03	6.990%	CA - 60.00%	Paid Off - 360	Dec-19-02
767902 1			200,000.00	199,338.47	May-21-03	7.000%	CA - 80.00%	Paid Off - 360	Dec-17-02

					Page 16 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Realized Loss Report for June 25, 2003 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES								TOTAL

	Current
	Number of Loans Liquidated							1
	Collateral Realized Loss/(Gain) Amount							1,215.88
	Net Liquidation Proceeds							128,082.57

	Cumulative
	Number of Loans Liquidated							1
	Collateral Realized Loss/(Gain) Amount							1,215.88
	Net Liquidation Proceeds							128,082.57

	Note: Collateral Realized Loss Amount may include adjustments to loans liquidated in prior periods.

	Current Realized Losses							1,215.88
	Current Supplemental Losses (Recoveries)							0.00
	CURRENT NET REALIZED LOSSES							1,215.88

	Beginning Cumulative Realized Losses							0.00
	Current Net Realized Losses							1,215.88
	Ending Cumulative Realized Losses							1,215.88

	Current Bankruptcy Losses (Recoveries)							0.00
	Cumulative Bankruptcy Losses							0.00

							3 Months Moving Average

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 17 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Realized Loss Report for June 25, 2003 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS								TOTAL

	MDR							0.03%
	3 Months Avg MDR							0.01%
	12 Months Avg MDR
	Avg MDR Since Cut-off							0.01%

	CDR							0.32%
	3 Months Avg CDR							0.11%
	12 Months Avg CDR
	Avg CDR Since Cut-off							0.06%

	SDA							2.99%
	3 Months Avg SDA Approximation							1.23%
	12 Months Avg SDA Approximation
	Avg SDA Since Cut-off Approximation							0.96%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 18 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Realized Loss Report for June 25, 2003 Distribution

	Realized Loss Report - Collateral

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +.......+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

				Page 19 of 22				© COPYRIGHT 2003 Deutsche Bank

	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Realized Loss Detail Report for June 25, 2003 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 1						Loan Group 1 = Group
Total Original Principal Balance = 129,600.00
Total Prior Principal Balance = 129,298.45
Total Realized Loss Amount = 1,215.88
Total Net Liquidation Proceeds = 128,082.57
Note: Total Realized Loss Amount may include adjustments to loans liquidated in prior periods.

Loan Number			Original	Prior		Current	State &
&		Loan	Principal	Principal	Realized	Note	LTV at	Original	Origination
Loan Group		Status	Balance	Balance	Loss/(Gain)	Rate	Origination	Term	Date

756345 1			129,600.00	129,298.45	1,215.88	8.750%	CO - 80.00%	360	Dec-09-02

					Page 20 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Triggers, Adj. Rate Cert. and Miscellaneous Report for June 25, 2003 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL

	Has a Stepdown Date occurred?							No

	Is there a Trigger Event in effect?							No

	Has the Optional Termination Event been reached?							No

ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 21 of 22				© COPYRIGHT 2003 Deutsche Bank
	New Century Home Equity Loan Trust 2003-1
	Asset Backed Notes

	Additional Certificate Report for June 25, 2003 Distribution

	Additional Certificate Report

	CLASS		Net WAC Rate Carryover Due	Net WAC Rate Carryover Paid	Interest Carryforward Amount Due	Interest Carryforward Amount Paid	Net PPIS & Relief Act Shortfall Allocation Due	Net PPIS & Relief Act Shortfall Allocation Paid

	A		0.00	0.00	0.00	0.00	0.00	0.00
	M-1		0.00	0.00	0.00	0.00	0.00	0.00
	M-2		0.00	0.00	0.00	0.00	0.00	0.00
	M-3		0.00	0.00	0.00	0.00	0.00	0.00
	M-4		0.00	0.00	0.00	0.00	0.00	0.00
	CE		0.00	0.00	0.00	0.00	154.42	0.00

				Page 22 of 22				© COPYRIGHT 2003 Deutsche Bank